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                       CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports dated January 24, 1997 included in this Form 10-K into the Company's previously filed Registration Statement File No. 33-1658, No. 333-13693 and No. 333-13695 on Form S-8.

                                              ARTHUR ANDERSEN LLP

Portland, Oregon,
 March 25, 1997